UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/05/2011

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 5, 2011, the stockholders of the Company approved an amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $0.001 from 150,000,000 shares to 250,000,000 shares. The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"), filed with the Secretary of State of the State of Delaware on January 5, 2011. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders (the "Special Meeting") of the Company was held on January 5, 2011. Proxies for the Special Meeting were solicited by the Board of Directors of the Company (the "Board") pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board's solicitation. There were 115,575,069 shares of common stock entitled to vote at the Special Meeting. A total of 100,419,955 shares were represented at the Special Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

The amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 to 250,000,000 was approved by the following vote:
For        Against        Abstain        Broker Non-Votes
96,103,552        4,266,806        49,597        15,155,114

Proposal No. 2

The Dynavax Technologies Corporation 2011 Equity Incentive Plan was approved by the following vote:
For        Against        Abstain        Broker Non-Votes
76,037,946        3,411,836        73,068        36,052,219

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit
Exhibit No.        Description
3.1        Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: January 05, 2011	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 5, 2011.